UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):  March 20, 2006


                           MERGE TECHNOLOGIES INCORPORATED
			  ---------------------------------
                (Exact name of registrant as specified in its charter)


             Wisconsin 		         0-29486	 	39-1600938
          ----------------	 ------------------------   -------------------
          (State or other	 (Commission File Number)    (I.R.S. Employer
	    jurisdiction of 				    Identification No.)
	    incorporation)


       6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin  53214
      -----------------------------------------------------------------------
        (Address of principal executive offices)		(Zip Code)


        Registrant's telephone number, including area code:   (414) 977-4000


	 --------------------------------------------------------------
          Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 -- Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
 -- Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
 -- Pre-commencement communications pursuant to Rule 14d-(b) under the
	Exchange Act (17 CFR 240.14d-2(b))
 -- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing
		Rule or Standard; Transfer of Listing.
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On March 20, 2006, we received a Nasdaq Staff Determination indicating that we have not satisfied a rule for continued listing on Nasdaq (Nasdaq Marketplace Rule 4310(c)(14)) because, as previously disclosed, we did not file our Annual Report on Form 10-K for the year ended December 31, 2005, on time, and our common stock is, therefore, subject to delisting from the Nasdaq National Market.

As provided for in the Nasdaq Marketplace Rules, we have requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. No action will be taken to delist our common stock until the Panel has completed its review, though there can be no assurance that the Panel will grant our request for continued listing.

We are working diligently to complete our Annual Report on Form 10-K and will file it as promptly as practicable. We have issued a press release relating to the foregoing, which is attached as Exhibit 99.1 hereto.

Certain statements in this report may contain words such as "could", "expects", "may", "anticipates", "believes", "intends", "estimates", "plans", "envisions", "seeks" and other similar language and are considered forward-looking statements. These statements are based on Merge's current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which Merge operates. These statements are subject to important assumptions, risks and uncertainties, which are difficult to predict and the actual outcome may be materially different.

Unless otherwise required by applicable securities laws, Merge disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


ITEM 9.01.      Financial Statements and Exhibits.
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(d)      Exhibits

99.1 		Press Release issued by Merge Technologies Incorporated
		on March 23, 2006.


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                               SIGNATURES
			      ------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				MERGE TECHNOLOGIES INCORPORATED


Dated:	March 23, 2006		By:  /s/  Richard A. Linden
				    -----------------------------
				    Name:  Richard A. Linden
				    Title:  President and Chief Executive
					    Officer


				MERGE TECHNOLOGIES INCORPORATED


Dated:	March 23, 2006		By:  /s/  Scott T. Veech
				    -----------------------------
				    Name:  Scott T. Veech
				    Title:  Chief Financial Officer,
					    Treasurer and Secretary

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                                  EXHIBIT INDEX
				 ---------------


Exhibit No. 	Description
-----------	------------------------------------------------------------

99.1		Press Release issued by Merge Technologies Incorporated on
		March 23, 2006.


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-------------
EXHIBIT 99.1
-------------

NEWS RELEASE
For Immediate Release

Contact:
Scott Veech, CFO
Richard Linden, President & CEO
414.977.4000


                   MERGE TECHNOLOGIES RECEIVES NASDAQ NOTIFICATION


	MILWAUKEE, WI, March 23, 2006 - Merge Technologies Incorporated, d.b.a. Merge Healthcare (NASDAQ: MRGE; TSX: MRG) (the "Company" or "Merge") today announced that because the Company has not yet filed its Annual Report on Form 10-K for the year ended December 31, 2005, it received a Nasdaq Staff Notification on March 20, 2006, stating that the Company is not in compliance with Nasdaq's Marketplace Rule 4310(c)(14), and that its securities are, therefore, subject to delisting from the Nasdaq National Market. The delisting notification is customary when a Nasdaq listed company fails to complete a required filing in a timely manner.

	In accordance with Nasdaq rules, Merge has requested a hearing before a Nasdaq Listing Qualifications Panel for continued listing on the Nasdaq Stock Market. No action will be taken to delist Merge's common stock until the Panel has completed its review, though there can be no assurance that the Panel will grant Merge's request for continued listing.

	Richard A. Linden, President and Chief Executive Officer, stated, "We are cooperating fully with Nasdaq and are taking all actions necessary to bring our company back into compliance with all the listing requirements."

	Merge is working diligently to complete its Annual Report on Form 10-K and will file it as promptly as practicable.

                                    #   #   #


Merge Healthcare is a market leader in the development and delivery of medical imaging and information management software and services. Our innovative software solutions use leading-edge imaging software technologies that accelerate market delivery for our OEM customers, while our end-user solutions improve our customers' productivity and enhance the quality of patient care they provide. For additional information, visit our website at www.merge.com.


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Except for the historical information herein, the matters discussed in this news release include forward-looking statements that may involve a number of risks and uncertainties. When used in this press release, the words: guidance, believes, intends, anticipates, expects, and similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements based on a number of factors, including, but not limited to, risks in product and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, ability to integrate acquisitions, unexpected outcomes to any pending or future litigation, changing economic conditions, credit and payment risks associated with end-user sales, dependence on major customers, dependence on key personnel, and other risk factors detailed in filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.


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